Exhibit 99.3




                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)

                  CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                                JANUARY 31, 2002

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                        CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


                                      INDEX

CONSOLIDATED BALANCE SHEETS                                                    1

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)                              2

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)                     3

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)                              4

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                                5 - 12

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                           CONSOLIDATED BALANCE SHEETS

                                                                   January 31,     October 31,
                                                                      2002            2001
                                                                    --------        --------
                                                                   (Unaudited)
    ASSETS
CURRENT ASSETS
    Cash and cash equivalents                                       $  7,832        $     --
    Inventory                                                         10,000          10,000
    Due from related party                                            59,130              --
                                                                    --------        --------
       Total current assets                                           76,962          10,000

    Other assets                                                       1,578              --
                                                                    --------        --------

       TOTAL ASSETS                                                 $ 78,540        $ 10,000
                                                                    ========        ========
    LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accounts payable and accrued expenses                           $ 32,490        $  2,500
                                                                    --------        --------

COMMITMENTS AND CONTINGENCIES                                             --              --

STOCKHOLDERS' EQUITY
    Common stock, $0.001 par value; 100,000,000 shares
     authorized, 19,677,000 and 16,002,000 shares
     issued and outstanding                                           19,677          16,002
    Additional paid-in capital                                        (9,677)         (6,002)
    Equity (deficit) accumulated during the development stage         36,050          (2,500)
                                                                    --------        --------
       Total stockholders' equity                                     46,050           7,500
                                                                    --------        --------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 78,540        $ 10,000
                                                                    ========        ========

The accompanying notes are an integral part of the consolidated financial statements.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                   Cumulative
                                               For the Three     From Inception
                                                Months Ended      September 24,
                                                   Ended             2001 to
                                                 January 31,       January 31,
                                                    2002              2002
                                                  --------          --------
REVENUE                                           $ 79,100          $ 79,100

COST OF SALES                                           --                --
                                                  --------          --------

GROSS PROFIT                                        79,100            79,100

General and administrative expenses                 30,690            33,190
                                                  --------          --------
INCOME FROM OPERATIONS BEFORE
  PROVISION FOR INCOME TAXES                        48,410            45,910

PROVISION FOR INCOME TAXES                           9,860             9,860
                                                  --------          --------
NET INCOME                                        $ 38,550          $ 36,050
                                                  ========          ========
NET INCOME PER COMMON SHARE

  Basic and diluted                               $   0.00          $   0.00
                                                  ========          ========

The accompanying notes are an integral part of these consolidated financial statements.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)


                                                                              Cumulative
                                                                            From Inception
                                                            For the Three    September 24,
                                                            Months Ended       2001 to
                                                             January 31,      January 31,
                                                                2002             2002
                                                              --------         --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                               $ 38,550         $ 36,050
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Increase in due from related party                        (59,130)         (59,130)
     Increase in accounts payable and accrued expenses          29,990           32,490
                                                              --------         --------

Net cash provided by operating activities                        9,410            9,410
                                                              --------         --------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Other assets                                               (1,578)          (1,578)
                                                              --------         --------

NET INCREASE IN CASH AND CASH EQUIVALENTS                        7,832            7,832

CASH AND CASH EQUIVALENTS - BEGINNING                               --               --
                                                              --------         --------

CASH AND CASH EQUIVALENTS - ENDING                            $  7,832         $  7,832
                                                              ========         ========
SUPPLEMENTAL DISCLOSURE OF
 CASH FLOW INFORMATION:
CASH PAID FOR:
     Interest expense                                         $     --         $     --
                                                              ========         ========
     Income taxes                                             $     --         $     --
                                                              ========         ========

NON-CASH INVESTING AND FINANCING ACTIVITY

During September 2001, inventory valued at $10,000 was contributed to the Company for 10,002,000 shares of the Company's common stock as adjusted for reverse acquisition (see Notes 1 and 2).

The accompanying notes are an integral part of the consolidated financial statements.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB and Regulation S-B. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included.

     For further information, refer to the financial statements and footnotes included in Form 8-K for the period ending October 31, 2001.

     The accompanying consolidated financial statements include the accounts of UBETIGOLF, Inc., incorporated under the laws of the State of Utah on April 25, 2000 (the "Company") and its 100% owned subsidiary, New Energy Corporation ("NECO"), incorporated under the laws of the State of California on September 24, 2001. The Company is currently doing business as New Energy Corporation.

     On November 18, 2001, UBETIGOLF, Inc. ("UBET") entered into an Acquisition Agreement ("the Agreement") with NECO, whereby the Company exchanged 10,002,000 newly issued shares of its restricted common stock (1,667,000 pre six for one stock split) or 50.83% of its shares in exchange for 100% of the outstanding common stock of NECO. Concurrent with the Agreement, the sole shareholder of NECO purchased 6,000,000 shares of the Company's common stock (1,000,000 pre-six for one stock split) from a shareholder of UBET bringing NECO's shareholder's controlling interest to 81.32%.

     This merger transaction has been accounted for in the consolidated financial statements as a reverse acquisition. As a result of this transaction, the former shareholders of NECO acquired or exercised control over a majority of the shares of UBET. Accordingly, the transaction has been treated for accounting purposes as a recapitalization of NECO; therefore, these consolidated financial statements represent a continuation of NECO, not UBET, the legal survivor (see Note 2 - Reorganization).

     The Company has limited operations and is still in the development stage. The Company has also been part of an SEC inquiry (see Note 5). This situation raises substantial doubt about its ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relative to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty. Management is currently initiating their business plan and in the process raising additional capital.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     LINE OF BUSINESS

     The Company is currently preparing its operations to produce electric and thermal energy from Solar Generators that are manufactured by a service provider. The Company will sell the energy produced to host customers that sign 10 to 20 year energy purchase agreements. The Company will collect free sunlight and earn income from host customers who receive a 20% discount off retail utility rates for electricity and thermal energy. The Company additionally will develop funding sources to fulfill host customer orders for Solar Generators, and will lease and sell solar generators.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS

     The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

     INVENTORY

     Inventory is stated at the lower of cost or market utilizing the first-in, first-out method ("FIFO"). As of January 31, 2002, a shareholder has contributed inventory to the Company consisting of solar energy parts. In accordance with Staff Accounting Bulletin No. 48, the Company valued the transaction at the shareholder's cost of the inventory which totaled $10,000. Subsequent to year-end, the inventory was physically observed, and the test counts attested to, by a Certified Public Accountant.

     INCOME TAXES

     Income taxes are provided for based on the liability method of accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes." Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     STOCK-BASED COMPENSATION

     SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee must pay to acquire the stock.

     LOSS PER SHARE

     SFAS No. 128, "Earnings Per Share" requires presentation of basic loss per share ("Basic LPS") and diluted loss per share ("Diluted LPS"). The computation of basic loss per share is computed by dividing loss available to common stockholders by the weighted-average number of outstanding common shares during the period. Diluted LPS gives effect to all dilutive potential common shares outstanding and all shares held in treasury during the period. The computation of diluted LPS does not assume conversion, exercise or contingent exercise of securities that would have an anti-dilutive effect on losses.

     The shares used in the computation of loss per share, at January 31, 2002, were as follows:

     Basic and diluted                                                19,677,000
                                                                     ===========

     RECENT ACCOUNTING PRONOUNCEMENTS

     On June 29, 2001, SFAS No. 141, "Business Combinations," was approved by the Financial Accounting Standards Board ("FASB"), which requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Goodwill and certain intangible assets will remain on the balance sheet and not be amortized. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs may be necessary. The Company is required to implement SFAS No. 141 on January 1, 2002 and it has not determined the impact, if any, that this statement will have on its consolidated financial position and results of operations.

     On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets," was approved by the FASB, which changes the accounting for goodwill from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company is required to implement SFAS No. 142 on January 1, 2002 and it has not determined the impact, if any, that this statement will have on its consolidated financial position and results of operations.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

     In October  2001,  the FASB  issued  SFAS No.  143,  "Accounting  for Asset
     Retirement Obligation." SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, and will require companies to record a liability for asset retirement obligations in the period in which they are incurred, which typically could be upon completion or shortly thereafter. The FASB decided to limit the scope to legal obligation and the liability will be recorded at fair value. The effect of adoption of this standard on the Company's results of consolidated operations and financial positions is being evaluated.

     In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. It provides a single accounting model for long-lived assets to be disposed of and replaces SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." The effect of adoption of this standard on the Company's consolidated results of operations and financial positions is being evaluated.

NOTE 2 - REORGANIZATION

     As discussed in Note 1, on November 18, 2001, UBET entered into an Agreement with NECO, whereby the Company exchanged 10,002,000 newly issued shares of its restricted common stock (1,667,000 pre-six for one stock split) or 50.83% of its shares in exchange for 100% of the outstanding common stock of NECO. Concurrent with the Agreement, the sole shareholder of NECO purchased 6,000,000 shares of the Company's common stock (1,000,000 pre-six for one stock split) from a shareholder of UBET bringing NECO's shareholder's controlling interest to 81.32%.

     Prior to the agreement, UBET transferred its golf software asset to its previous president and as consideration cancelled 30,000,000 shares of the Company's common stock (5,000,000 pre six for one stock split) previously issued to the former president. The total common shares issued and outstanding after transfer of the golf software assets and before the acquisition of New Energy Corporation was 9,675,500 common shares.

     This merger transaction has been accounted for in the consolidated financial statements as a public shell merger. As a result of this transaction, the former shareholders of NECO acquired or exercised control over a majority of the shares of UBET. Accordingly, the transaction has been treated for accounting purposes as a recapitalization of NECO; therefore, these financial statements represent a continuation of the legal entity, NECO, not UBET, the legal survivor. Because the historical financial statements are presented in this manner, proforma financial statements are not required.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002

NOTE 2 - REORGANIZATION (Continued)

     In accounting for this transaction:

     i) NECO is deemed to be the purchaser and surviving company for accounting purposes. Accordingly, its net assets are included in the balance sheet at their historical book values; and

     ii) Control of the net assets and business of UBET was acquired effective November 18, 2001. This transaction has been accounted for as a purchase of the assets and liabilities of UBET by NECO. The historical cost of the net assets acquired was $-0-.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The Company has related party transactions with officers, directors and other related parties as follows:

     DUE FROM RELATED PARTY/SALE TO RELATED PARTY

     The Company has a related party receivable totaling $59,130 from Megawatt Energy Corporation ("MegaWatt"); a company owned 60% by the majority shareholder of the Company (see Note 6). This receivable is derived from the Company selling certain inventory to MegaWatt for $79,100. The inventory consisted of Fresnel acrylic concentration lenses, electro-thermal high concentration receivers and computer tracking systems. Management believes this transaction with MegaWatt was at arms length and under terms no less favorable to the Company and at a negotiated price comparable to those of transactions with other customers.

     JOINT MARKETING AGREEMENT - TECHNOLOGY LICENSE AGREEMENT

     The Company also entered into a 20 year Joint Marketing Agreement with MegaWatt on November 18, 2001 whereby the Company will market certain solar generators for MegaWatt.

     The agreement called for participation in the revenue as follows:

          a) MegaWatt is to receive 70% of gross revenues derived from the sale of any and all solar generators; and

          b) The Company is to receive 30% of gross revenues derived from the sale of any and all solar generators.

     The Joint Marketing Agreement was terminated by mutual agreement between the Company and MegaWatt subsequent to January 31, 2002 and replaced by a Technology-License Agreement. No revenue was derived from the Marketing Agreement (see Note 6).

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 4 - INCOME TAXES

     For the period from September 24, 2001 (inception) to January 31, 2002, the components of the provision for income taxes were as follows:

     Current Tax Expense
         U.S. Federal                                                 $  7,300
         State and Local                                                 3,135
                                                                      --------
     Total Current                                                      10,435
                                                                      --------
     Deferred Tax Expense
         U.S. Federal                                                     (375)
         State and Local                                                  (200)
                                                                      --------
     Total Deferred                                                       (575)
                                                                      --------

     Total Tax Provision                                              $  9,860
                                                                      ========

     The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

     Federal Income Tax Rate                                              15.0%
     Deferred Tax Charge (Credit)                                         (1.0%)
     State Income Tax, net of Federal Benefit                              6.4%
                                                                      --------

     Effective Income Tax Rate                                            20.4%
                                                                      ========

NOTE 5 - COMMITMENTS AND CONTINGENCIES

     OPERATING LEASES

     During January 2002, the Company entered into a 5-year lease in La Jolla, California, for the corporate offices. The monthly rental is $1,578. Yearly increases are based on an index formula.

     ENERGY PURCHASE AGREEMENT

     On January 3, 2002, the Company entered into a Energy Purchase Agreement with Andrew M. Martin Co., Inc. ("AMC") whereby AMC wishes to avoid high energy costs and agrees to purchase energy produced by the Company's solar electro-thermal generating equipment, sub-systems, recording meters and interconnect (the "Solar Generator") at a 20% below prevailing energy rates charged by the local public utility company for a term of 60 months with an option for a second 60 month term at a 30% discount. No revenue has been earned under this agreement as of January 31, 2002.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 5 - COMMITMENTS AND CONTINGENCIES (Continued)

     SECURITY AND EXCHANGE COMMISSION ACTION

     The Commission filed a complaint on February 1, 2002, alleging securities violations against the Company, (also referred to as "New Energy"); Tor Ewald, an officer and majority shareholder of the Company; MegaWatt, also under majority control of Tor Ewald; Geneva Financial Ltd. ("Geneva"), a Nevis corporation; Marcelino Colt ("Colt"), a Panamanian citizen who resides in Panama and Mexico and is the President, Secretary, and Treasurer of Geneva; Magnum Financial Group LLC ("Magnum"), a California limited liability company based in Los Angeles, California, which is a financial communications, corporate development, and financial advisory firm; Stratos Research L.L.C. ("Stratos"), a financial research firm that focuses on micro-cap companies which publishes its research on its Internet site at www.stratosresearch.com and is affiliated with Magnum. Magnum and Stratos share the same address and telephone numbers. Michael S. Manahan, a resident of Harbor Springs, California, is the President of Magnum; and other individuals and entities.

     The Commission alleged that the conduct of Colt, Geneva, Ewald, New Energy, Manahan, and Magnum violated the antifraud provisions of the securities laws, and sought injunctive relief, disgorgement of ill-gotten gains, prejudgment interest, and civil penalties.

     The Commission's complaint alleged that Colt orchestrated the manipulative scheme, including the hiring of Magnum to post a false and misleading buy recommendation, the distribution of mass e-mails or spam containing fraudulent statements, issuing a false and misleading press release, and placing the release onto New Energy's website.

     On February 19, 2002, New Energy and Ewald entered into a settlement agreement with the Commission. New Energy and Ewald were enjoined from future violations of the antifraud provisions of the Securities Exchange Act of 1934, Section 10(b) and Rule 10B-5 thereunder. New Energy and Ewald consented to the entry of the Judgments without admitting or denying the commission's allegations. Neither New Energy nor Tor Ewald were required to pay any type of monetary penalty.

     Pursuant to the consent of other parties, the Court entered a limited asset freeze against relief defendants York Chandler ("Chandler") and Burke Maxfield, a former officer and director of the Company, ("Maxfield"). The Court froze $82,500 of Chandler's assets and $159,250 of Maxfield's assets pending the final resolution of the commission's action against them. The amounts allegedly represent ill-gotten gains from trading New Energy.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                JANUARY 31, 2002


NOTE 6 - SUBSEQUENT EVENTS

     As a result of the Securities and Exchange Commission action, the Company on March 11, 2002, entered into a consent decree and its stock was suspended for a 10-day period (see Note 5). The Company does not have to pay any penalty. The Company consented without admitting or denying the allegations of the complaint to the entry of an injunction against it from violating the federal securities laws of the SEC.

     On March 20, 2002, the Company and MegaWatt entered into a Technology License Agreement, which will remain in effect through December 31, 2025, with two successive and equal renewable terms. The Technology License Agreement provides the Company with the right to purchase certain solar generators at favorable terms.

     During April 2002, the principal shareholder of the Company transferred 52,000 shares of his ownership in MegaWatt to other non-related parties. This reduced the principal shareholder's ownership position in MegaWatt to 8%.

                         UBETIGOLF, INC. AND SUBSIDIARY
                          D/B/A NEW ENERGY CORPORATION
                          (A Development Stage Company)
           CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                   FOR THE THREE MONTHS ENDED JANUARY 31, 2002

                                                                              Equity (Deficit)
                                                                                Accumulated
                                             Common Stock         Additional     During the
                                       ------------------------     Paid-in     Development
                                          Shares       Amount       Capital        Stage           Total
                                       -----------   ----------   ----------     ----------     ----------
Balance at October 31, 2001
  adjusted to reflect outstanding
  shares of New Energy
  Corporation                           16,002,000   $   16,002   $   (6,002)    $   (2,500)    $    7,500

Acquisition of net assets of
  UBETIGOLF, Inc.                        3,675,000        3,675       (3,675)            --             --

Net income (Unaudited)                          --           --           --         38,550         38,550
                                       -----------   ----------   ----------     ----------     ----------
Balance at
  January 31, 2002 (Unaudited)          19,677,000   $   19,677   $   (9,677)    $   36,050     $   46,050
                                       ===========   ==========   ==========     ==========     ==========

The accompanying notes are an integral part of the consolidated financial statements.

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